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                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                             EXCELSIOR FUNDS TRUST
                               (the "Companies")

                        Supplement dated August 1, 2001
                   To the Prospectuses dated August 1, 2001



                  Effective on September 17, 2001, the Companies' new transfer agent will be Boston Financial Data Services, Inc. Accordingly, the address and certain of the telephone numbers and other information, which you may need to know if you purchase, exchange or redeem shares of Funds of the Companies, will change.

                  Through the close of business on September 14, 2001, investors in the Companies' Funds should direct their purchase, redemption and exchange requests, or questions relating to such requests, to the Companies c/o 73 Tremont Street, Boston, MA 02108, if by mail, or (800) 446-1012, if by telephone. After September 14, 2001, investors should direct such written or telephone requests to the Companies c/o the address and telephone numbers provided in the Companies' Prospectuses under the section "Purchasing, Selling and Exchanging Fund Shares."

                  Please keep this supplement with your Prospectus(es) for future reference.